Exhibit 99.1

Stronghold Digital Mining Purchases 2,000 New A1346 Bitcoin Miners From Canaan Inc. and the Companies Expand Their Existing Bitcoin Mining Agreement with an Additional 2,000 A1346 Miners

Total Addition of ~430 PH/s to be delivered to Stronghold’s Panther Creek Facility in the Third Quarter

NEW YORK and SINGAPORE, July 27, 2023 – Stronghold Digital Mining, Inc. (NASDAQ: SDIG) (“Stronghold”), a vertically integrated Bitcoin mining company, and Canaan Inc. (NASDAQ: CAN) ("Canaan"), a leading high-performance computing solutions provider, today jointly announced an agreement whereby Stronghold has purchased from Canaan 2,000 new, latest-generation A1346 Bitcoin miners for a total purchase price of approximately $3 million. The miners are expected to be delivered during the third quarter of 2023 for use at Stronghold’s wholly-owned Panther Creek Facility. Stronghold has also amended and expanded its existing hosting agreement with Cantaloupe Digital LLC, a subsidiary of Canaan, with the addition of 2,000 A1346 miners under the same terms as those of the previously announced Bitcoin Mining Agreement dated April 27, 2023.

“We are very excited to expand our relationship with Canaan through the purchase of the A1346 miners, their most efficient Bitcoin miners,” said Greg Beard, Chairman and Chief Executive Officer of Stronghold. “These miners are among our best performers in our air-cooled StrongBox containers and provide an attractive value proposition given the combination of high hash rate, energy efficiency, and price point. The purchase of these miners further demonstrates our extreme focus on capital efficiency.”

“As we have demonstrated in 2023, we believe that our approach to acquiring Bitcoin miners is differentiated from our peers. We are able to fund the purchase of the 2,000 A1346 out of our currently available cash on hand. Additionally, the expansion of our hosting agreement allows us to further retain exposure to Bitcoin mining economics and power upside, consistent with our vertically integrated business model. This compares favorably versus our peers that are announcing large miner orders that we believe will require, in some cases, substantial future equity offerings,” said Mr. Beard. “Similar to our miner purchases earlier in the year, we believe that the cash flow uplift from this expansion will allow us to recover our entire investment in less than one year based on current hash price, forward power prices, and 95% assumed miner uptime.”

Nangeng Zhang, Chairman and Chief Executive Officer of Canaan, commented, “We are delighted to continue and upgrade our existing collaboration with Stronghold. At Canaan, our focus has always been on delivering products that embody advanced technology, outstanding performance, exceptional quality, and high maintainability. Beyond our products, we are committed to elevating value for our clients through unparalleled service, striving to maximize their capital efficiency to the utmost. Our dedication has distinguished us with world-class service, flexible win-win solutions, and unwavering long-term support. We are proud of the trust that Stronghold has placed in our brand, and we sincerely value our continuing collaboration.”

About Stronghold Digital Mining, Inc.
Stronghold is a vertically integrated Bitcoin mining company with an emphasis on environmentally beneficial operations. Stronghold houses its miners at its wholly owned and operated Scrubgrass Plant and Panther Creek Plant, both of which are low-cost, environmentally beneficial coal refuse power generation facilities in Pennsylvania.

About Canaan
Established in 2013, Canaan Inc. (NASDAQ: CAN), is a technology company focusing on ASIC high-performance computing chip design, chip research and development, computing equipment production, and software services. Canaan’s vision is “super computing is what we do, social enrichment is why we do it.” Canaan has extensive experience in chip design and streamlined production in the ASIC field. In 2013, under the leadership of Mr. Nangeng Zhang, founder and CEO, Canaan’s founding team shipped to its customers the world’s first batch of mining machines incorporating ASIC technology in Bitcoin’s history under the brand name, Avalon. In 2018, Canaan released the world's first RISC-V architecture commercial edge AI chip. In 2019, Canaan completed its initial public offering on the Nasdaq Global Market. To learn more about Canaan, please visit https://www.canaan.io/.

Forward Looking Statements of Stronghold:
Certain statements contained in this press release, including guidance, constitute “forward-looking statements.” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements and the business prospects of Stronghold are subject to a number of risks and uncertainties that may cause Stronghold’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things: the hybrid nature of our business model, which is highly dependent on the price of Bitcoin; our dependence on the level of demand and financial performance of the crypto asset industry; our ability to manage growth, business, financial results and results of operations; uncertainty regarding our evolving business model; our ability to retain management and key personnel and the integration of new management; our ability to raise capital to fund business growth; our ability to maintain sufficient liquidity to fund operations, growth and acquisitions; our substantial indebtedness and its effect on our results of operations and our financial condition; uncertainty regarding the outcomes of any investigations or proceedings; our ability to enter into purchase agreements, acquisitions and financing transactions; public health crises, epidemics, and pandemics such as the coronavirus pandemic; our ability to procure crypto asset mining equipment, including from foreign-based suppliers; our ability to maintain our relationships with our third party brokers and our dependence on their performance; our ability to procure crypto asset mining equipment; developments and changes in laws and regulations, including increased regulation of the crypto asset industry through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act and the Investment Company Act; the future acceptance and/or widespread use of, and demand for, Bitcoin and other crypto assets; our ability to respond to price fluctuations and rapidly changing technology; our ability to operate our coal refuse power generation facilities as planned; our ability to remain listed on a stock exchange and maintain an active trading market; our ability to avail ourselves of tax credits for the clean-up of coal refuse piles; and legislative or regulatory changes, and liability under, or any future inability to comply with, existing or future energy regulations or requirements. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K filed on April 3, 2023. Any forward-looking statement or guidance speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements or guidance, whether because of new information, future events, or otherwise.

Safe Harbor Statement of Canaan
This announcement contains forward−looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward−looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. Among other things, the business outlook and quotations from management in this announcement, as well as Canaan Inc.'s strategic and operational plans, contain forward−looking statements. Canaan Inc. may also make written or oral forward−looking statements in its periodic reports to the U.S. Securities and Exchange Commission ("SEC") on Forms 20−F and 6−K, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about Canaan Inc.'s beliefs and expectations, are forward−looking statements. Forward−looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward−looking statement, including but not limited to the following: the Company's goals and strategies; the Company's future business development, financial condition and results of operations; the expected growth of the Bitcoin industry and the price of Bitcoin; the Company's expectations regarding demand for and market acceptance of its products, especially its Bitcoin mining machines; the Company's expectations regarding maintaining and strengthening its relationships with production partners and customers; the Company's investment plans and strategies, fluctuations in the Company's quarterly operating results; competition in its industry; and relevant government policies and regulations relating to the Company and cryptocurrency. Further information regarding these and other risks is included in the Company's filings with the SEC, including its registration statement on Form F−1, as amended, and its annual reports on Form 20−F, as amended. All information provided in this press release and in the attachments is as of the date of this press release, and Canaan Inc. does not undertake any obligation to update any forward−looking statement, except as required under applicable law.

Contacts:

Stronghold Digital Mining, Inc.
Investor Contact:
Matt Glover or Alex Kovtun
Gateway Group, Inc.
SDIG@gateway-grp.com
1-949-574-3860

Media Contact:
contact@strongholddigitalmining.com

Canaan Inc.
Ms. Xi Zhang
IR@canaan-creative.com
Media Contact:
ICR, LLC.
Robin Yang
canaan.ir@icrinc.com